UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 18, 2013

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On December 18, 2013, the Board of Directors (the “Board”) of Stone Energy Corporation (“Stone” or the “Company”) approved the promotion of John J. Leonard to Vice President – Exploration from General Manager of Deepwater Development, effective on January 1, 2014. Mr. Leonard, who is 54 years old, joined Stone in August 2005 as a reservoir engineer. He has served the company in several capacities, including as Chief Reservoir Engineer (February 2006 to January 2007), Eastern GOM Asset Manager (January 2007 to January 2010), Asset Manager GOM Shelf East (January 2010 to July 2011), Asset Manager Conventional Shelf (July 2011 to January 2012), Director of Reservoir Engineering (January 2012 to February 2013) and General Manager Deepwater Development (February 2013 to present), and, during his tenure, has been actively engaged with Stone’s exploration activities. Prior to joining Stone, Mr. Leonard was employed by Object Reservoir as a Project Manager and Service Engineer, by Expro Americas as an Engineering Manager, and by Pro Tech as an Engineering Manager. Mr. Leonard attended the United States Naval Academy and received a Bachelor’s Degree in Petroleum Engineering from The University of Southwestern Louisiana in Lafayette, Louisiana.

There is no understanding or arrangement between Mr. Leonard and any other person pursuant to which Mr. Leonard was selected as an officer of Stone.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 18, 2013, the Board approved an amendment (the “Amendment”) to the Amended & Restated Bylaws of Stone, as amended and restated on May 15, 2008 (the “Bylaws”). The amendment is effective immediately and amends and restates the provision in Section 9 of Article II of the Bylaws, which previously provided for plurality voting for the election of directors, whether in a contested or uncontested election. As amended and restated, Section 9 of Article II of the Bylaws provides that each director shall be elected by the vote of a majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present; provided that if, as of the 10th day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders of the Company, the number of nominees exceeds the number of directors to be elected at such meeting (a “Contested Election”), then the directors shall be elected by the vote of a plurality of the votes cast. For such purpose, a majority of the votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” the director’s election (with “abstentions” and “broker nonvotes” not counted as a vote cast either “for” or “against” that director’s election). Section 9 of Article II of the Bylaws further provides that the Company’s corporate governance guidelines may establish procedures with respect to the contingent resignation of any director who does not receive a majority of the votes cast in an election that is not a Contested Election. In all matters other than the election of directors, when a quorum is present, a majority of the votes cast on the subject matter shall be the act of the stockholders, except where a larger vote is required by law, the Company’s Certificate of Incorporation or the Bylaws, in which case such larger vote shall control the decision of such matter. Unless otherwise provided in the Certificate of Incorporation, cumulative voting for the election of directors shall be prohibited.

On December 18, 2013, the Board also approved an amendment to the Company’s Corporate Governance Guidelines, establishing a director resignation policy with respect to the contingent resignation of any director who does not receive a majority of the votes cast in an election that is not a Contested Election. As amended and restated, the Company’s Corporate Governance Guidelines provide that in an election that is not a Contested Election, any incumbent director who receives a greater number of votes “against” his or her election than votes “for” such election shall promptly tender his or her resignation to the Board with such resignation expressly stating that it is contingent upon the acceptance of the resignation by the Board in accordance with the provisions of the Company’s Corporate Governance Guidelines. The Board may, but shall not be obligated to, delegate to any committee of the Board consisting solely of independent directors who have not tendered a resignation, the responsibility of making a recommendation to the Board as to whether to accept or reject the tendered resignation and whether to take other action. The Board shall act on the resignation, taking into account the committee’s recommendation (if applicable), and publicly disclose (by a press release and filing an appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision, within ninety (90) days following certification of the election results. Any committee in making its recommendation, and the Board in making its decision, each may consider any factors and other information that they consider appropriate and relevant. If the Board accepts a director’s resignation pursuant to the provisions of the Corporate Governance Guidelines, then the Board may fill the resulting vacancy pursuant to Section 9 of Article III of the Company’s Bylaws or may decrease the size of the Board pursuant to Section 1 of Article III of the Company’s Bylaws.

The foregoing does not purport to be a complete description of the provisions of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. Stone intends to file a complete copy of its Bylaws, as amended by the Amendment, as an Exhibit to its next Annual Report on Form 10-K.

Item 7.01.	Regulation FD Disclosure.

On December 20, 2013, Stone issued a press release announcing the appointment of Mr. Leonard as Vice President – Exploration of Stone. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

3.1	Amendment, dated December 18, 2013, to Amended & Restated Bylaws of Stone Energy Corporation, dated May 15, 2008.

99.1	Press release dated December 20, 2013 “Stone Energy Corporation Provides Personnel Update.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: December 23, 2013	By:	/s/ J. Kent Pierret
J. Kent Pierret Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment, dated December 18, 2013, to Amended & Restated Bylaws of Stone Energy Corporation, dated May 15, 2008.

99.1	Press release dated December 20, 2013, “Stone Energy Corporation Provides Personnel Update.”

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